SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report: January 9, 2001

SPARTAN MOTORS, INC.
(Exact name of registrant as
specified in its charter)

Michigan (State or other jurisdiction of incorporation)	0-13611 (Commission File Number)	38-2078923 (IRS Employer Identification no.)

1000 Reynolds Road Charlotte, Michigan (Address of principal executive offices)		48813 (Zip Code)

Registrant's telephone number,
including area code:  (517) 543-6400

Item 7.	Financial Statements, Pro Forma Financial Information, and Exhibits.

(c)	Exhibits:
	99.1	Spartan Motors, Inc. Press Release dated January 9, 2001.

Item 9.	Regulation FD Disclosure.

          On January 9, 2001, Spartan Motors, Inc. issued the press release attached as Exhibit 99.1 to this Form 8-K.

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: January 9, 2001	SPARTAN MOTORS, INC. (Registrant)

By: /s/ Richard J. Schalter Richard J. Schalter Executive Vice President

EXHIBIT INDEX

Exhibit Number	Document

99.1	Spartan Motors, Inc. Press Release dated January 9, 2001.